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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2007

GLOBAL BRANDS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33855 (Commission File Number)	26-0482599 (IRS Employer Identification No.)

11 West 42nd Street, 21st Floor New York, New York (Address of Principal Executive Offices)	10036 (Zip Code)

Registrant’s telephone number, including area code: 212-201-8118

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 12, 2007, Global Brands Acquisition Corp. (the “Company”) consummated the initial public offering (“IPO”) of 28,750,000 of its units (“Units”), including 3,750,000 Units subject to the underwriters’ over-allotment option. Each Unit consists of one share of Common Stock, $.0001 par value per share (“Common Stock”), and one Warrant (“Warrant”), to purchase one share of Common Stock at an exercise price of $7.00 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $287,500,000.

Simultaneously with the consummation of the IPO, the Company consummated the private sale (“Private Sale”) of 5,000,000 warrants (“Sponsor’s Warrants”) at a price of $1.00 per Sponsor’s Warrant, generating total proceeds of $5,000,000. The Sponsor’s Warrants were purchased by JLJ Partners, LLC, an entity beneficially owned approximately one-third each by Joel J. Horowitz, the Company’s chief executive officer, treasurer and director, Lawrence S. Stroll, the Company’s chairman of the board, and John D. Idol, the Company’s president, secretary and director, either directly or through entities of which they or their family members are owners and beneficiaries. The Sponsor’s Warrants are identical to the Warrants included in the Units sold in the IPO except that the Sponsor’s Warrants are exercisable on a cashless basis and, if the Company calls the Warrants for redemption, the Sponsor’s Warrants will not be redeemable by the Company so long as they are held by this purchaser or its permitted transferees. In addition, the purchaser of the Sponsor’s Warrants has agreed that the Sponsor’s Warrants will not be sold or transferred by it until after the Company has completed a business combination, subject to certain exceptions.

Audited financial statements as of December 12, 2007 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Sale have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the Company announced that separate trading of the common stock and warrants underlying the units will commence on December 18, 2007. The common stock and warrants will be listed on the American Stock Exchange under the symbols GQN and GQN.WS, respectively. Units not separated will continue to trade on the American Stock Exchange under the symbol GQN.U.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit 99.1	Audited Financial Statements

	Exhibit 99.2	Press release dated December 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2007		GLOBAL BRANDS ACQUISITION CORP.
	By:	/s/ Joel J. Horowitz
Joel J. Horowitz Chief Executive Officer